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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2003

                              KRAMONT REALTY TRUST
               (Exact Name of Registrant as Specified in Charter)


          Maryland                       1-15923               25-6703702
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(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)           Identification No.)




                                 Plymouth Plaza
                            580 West Germantown Pike
                      Plymouth Meeting, Pennsylvania 19462
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          (Address, including zip code, of Principal Executive Offices)
       Registrant's telephone number, including area code: (610) 825-7100
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ITEM 5. OTHER EVENTS.

      On December 31, 2003, we announced the redemption of all of our 9.5% Series D Cumulative Redeemable Preferred Shares of beneficial interest, effective on January 30, 2004, for $25.00 per share plus accrued and unpaid distributions through such date of $0.066 per share.

ITEM 7. EXHIBITS.

99.1 Press Release Announcing Redemption of Series D Preferred Shares and Certain Accounting Issues, dated December 31, 2003.


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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      KRAMONT REALTY TRUST




Date: December 31, 2003               By: /s/ Carl E. Kraus
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                                          Carl E. Kraus
                                          Chief Financial Officer


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